UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 7, 2012

SCRIPSAMERICA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-54550	26-2598594
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

77 McCullough Drive, Suite 7, New Castle, Delaware 19720

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  (800) 957-7622

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 4.01               Changes in Registrant’s Certifying Accountant.

On June 7, 2012, the registrant notified Raich Ende Malter & Co. LLP (“REM”) that they have been dismissed as the registrant’s independent registered public accounting firm effective as of the date of such notice. The dismissal of REM was approved by the registrant’s Board of Directors.

The reports of REM on the financial statements of the registrant for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and through June 7, 2012, there have been no disagreements with REM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of REM would have caused it to make reference to the subject matter of such disagreements in their reports on the financial statements for such years.

During the two most recent fiscal years and through June 7, 2012, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The registrant has requested that REM furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  A copy of such letter, dated June 8, 2012, is filed as Exhibit 16 to this Current Report on Form 8-K.

On June 7, 2012, the registrant engaged Friedman LLP as the independent registered public accounting firm for the registrant to audit the registrant’s financial statements for the fiscal year ending December 31, 2012.  The engagement of Friedman LLP was approved by the registrant’s Board of Directors. During the last two fiscal years and through June 7, 2012, the registrant has not consulted with Friedman LLP regarding (i) the application of accounting principles to a specified transaction or transactions, either completed or proposed, or the type of audit opinion Freidman LLP might render on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item, or a “reportable event” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Exhibit Description
16	Letter dated June 8, 2012 from Raich Ende Malter & Co. LLP

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCRIPSAMERICA, INC.

Date: June 8, 2012	By:	/s/ Jeffrey Andrews
Jeffrey Andrews
Chief Financial Officer

3